UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 22, 2023
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE FISCAL YEAR

On May 22, 2023, the Board of Directors of Envista Holdings Corporation (the "Company") amended and restated the Company's Second Amended and Restated Bylaws (as so amended and restated, the "Bylaws") to (i) update various provisions to reflect recent amendments to Delaware law regarding stockholder lists and meeting adjournment procedures; (ii) address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended; and (iii) revise the procedures and disclosure requirements set forth in the Company's advance notice provisions.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.2 to this report and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 23, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1- Election of Directors

The Company’s stockholders elected the persons listed below as Class I and Class III Directors for a one-year term expiring at the Company’s 2024 annual meeting of stockholders and until his or her successor is elected and qualified by the following votes:

Nominee	Class	Votes For	Votes Withheld	Broker Non-Votes
Amir Aghdaei	III	152,199,459	2,956,419	2,374,326
Kieran T. Gallahue	I	138,378,831	16,777,047	2,374,326
Barbara Hulit	I	152,512,945	2,642,933	2,374,326
Vivek Jain	III	152,094,702	3,061,176	2,374,326
Daniel A. Raskas	III	88,086,260	67,069,618	2,374,326

Proposal 2 - Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accountant

To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,357,903	62,946	108,738	—

Proposal 3 - Advisory Vote to Approve Executive Compensation

To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
146,258,117	8,814,431	82,713	2,374,326

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Envista Holdings Corporation effective as of May 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: May 26, 2023	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary